UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                      Costs Associated with Exit or Disposal Activities.

As a result of ongoing evaluations and additional actions under Textron’s previously reported overhead cost reduction and productivity improvement plan, Textron anticipates that it will incur approximately $40 million in restructuring charges in 2009, most of which will be incurred in the first quarter.  Approximately $30 million of these restructuring charges are in connection with further headcount reductions which have been announced by Textron’s Cessna segment.  In addition, approximately $5 million of these restructuring charges are as a result of actions taken at Textron’s Kautex business, with the remainder being incurred among various other business units.  Textron estimates that substantially all of the $40 million in pre-tax costs will result in future cash outlays, primarily from employee separation expense.

Textron will continue to monitor and evaluate its operations and could have additional restructuring costs in the future as a result of further headcount reductions and other actions in its various business units, however, an estimate of these charges cannot be made at this time.

Forward-Looking Information

Certain statements in this Current Report on Form 8-K and other oral and written statements made by us from time to time are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters, or project revenues, income, returns or other financial measures. These forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the statements, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and the following: (a) changes in worldwide economic and political conditions that impact demand for our products, interest rates and foreign exchange rates; (b) the interruption of production at our facilities or our customers or suppliers; (c) performance issues with key suppliers, subcontractors and business partners; (d) the ability to control costs and successful implementation of various cost-reduction programs, including the enterprise-wide restructuring program; (e) the occurrence of slowdowns or downturns in customer markets in which our products are sold or supplied or where Textron Financial Corporation (TFC) offers financing; (f) changes in aircraft delivery schedules or cancellation of orders; (g) bankruptcy or other financial problems at major suppliers or customers that could cause disruptions in our supply chain or difficulty in collecting amounts owed by such customers; and (h) continued volatility and further deterioration of the capital markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:_ /s/ Richard L. Yates
Richard L. Yates
Senior Vice President and Corporate Controller

Date:  January 29, 2009